EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL ACCOUNTING OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Arraya Wilaiphan, President and Chief Executive Officer of messageBgone, Inc., hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the annual report on Form 10-K of messageBgone, Inc. for the fiscal year ended August 31, 2021 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of messageBgone, Inc.

messageBgone, Inc.

Dated: January 12, 2022	By: /s/ Arraya Wilaiphan
Arraya Wilaiphan
President and Director
Principal Executive Officer
Principal Financial Officer
Principal Accounting Officer